Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Preferred Stock Shares Authorized	1,000,000	1,000,000
Preferred Stock Par Or Stated Value Per Share	$ 0.0001	$ 0.0001
Preferred Stock Shares Issued	8,479	8,479
Common Stock Shares Authorized	250,000,000	250,000,000
Common Stock Par Or Stated Value Per Share	$ 0.0001	$ 0.0001
Common Stock Shares Issued	103,255,409	102,409,364